AMENDED AND RESTATED
                              SERVICE SUB-AGREEMENT

     AGREEMENT to be effective June 14, 2004, by and between PRINCIPAL MANAGEMENT CORPORATION (the "Manager") and Employee Benefit Services, Inc. ("EBS").

     In consideration of the premises and mutual agreements herein contained, the Manager hereby appoints EBS to provide personal services to shareholders and beneficial owners as described herein and EBS agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth.

1.   SERVICES FURNISHED BY EBS

     EBS will provide personal services to shareholders and beneficial owners of Advisors Preferred Class, Preferred Class and Select Class (the "Plan Classes") shares of each Series of Principal Investors Fund, Inc. ("Fund") that currently exists or hereafter is created and that offers the Plan Classes. . Personal services include:

(a) responding to plan sponsor and plan member inquiries; (b) providing information regarding plan sponsor and plan member investments;
(c) other similar personal services or services related to the maintenance of shareholder accounts as contemplated by NASD Rule 2830, or any successor thereto.

     In the carrying out of this function, EBS may contract with others, including companies affiliated with EBS, for data systems, processing services and other administrative services. EBS may at any time or times in its discretion appoint (and may at any time remove) other parties, including companies affiliated with EBS, as its agent to carry out such provisions of the Agreement as EBS may from time to time direct; provided, however, that the appointment of any such agent shall not relieve EBS of any of its responsibilities or liabilities hereunder.

2.   COMPENSATION FOR SERVICES

     The Manager will pay EBS service fees as described in Appendix A hereto for services provided pursuant to this agreement. Service fees under this Agreement will be calculated and accrued daily and paid monthly to EBS, or at such other intervals as the Manager and EBS may agree. For purpose of this Agreement, "service fees" shall mean payments in connection with the provision of personal, continuing services to investors in the Fund and/or the maintenance of shareholder accounts, excluding (i) transfer agent and sub-transfer agent services for beneficial owners of the Fund's shares, (ii) aggregating and processing purchase and redemption orders, (iii) providing beneficial owners with account statements, processing dividend payments, (iv) providing sub-accounting services for shares held beneficially, (v) forwarding shareholder communications to beneficial owners, and (vi) receiving, tabulating and transmitting proxies executed by beneficial owners; provided, however, that if the NASD adopts a definition of "service fees" for purposes of NASD Rule 2830 (or any successor to such rule) that differs from the definition of "service activities" hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fees" in this Section shall be automatically amended, without further action of the parties, to conform to such NASD definition.

3.   LIMITATION OF LIABILITY OF EBS

     EBS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on EBS' part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

4.   TERMINATION OF THIS AGREEMENT

     This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Manager or by EBS.

5.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

6.   ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and EBS for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392.

7.   MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


        Principal Management Corporation


               /s/Ernest H. Gillum
        By     ____________________________________
               Ernest H. Gillum, Vice President


        Employee Benefit Services, Inc.


               /s/Andrew P. Dalgliesh
        By     ____________________________________________
               Andrew P. Dalgliesh, Chief Financial Officer

                                            PRINCIPAL INVESTORS FUND, INC.
                                                      SCHEDULE A

                                                                           Annualized Fee as a Percentage
                      Series                         Share Class            Of Average Daily Net Assets

        LargeCap Value                          Advisors Preferred                     0.112%
        LargeCap Growth                         Advisors Preferred                     0.112%
        MidCap Blend                            Advisors Preferred                     0.112%
        MidCap Value                            Advisors Preferred                     0.112%
        MidCap Growth                           Advisors Preferred                     0.112%
        SmallCap Value                          Advisors Preferred                     0.112%
        SmallCap Blend                          Advisors Preferred                     0.112%
        SmallCap Growth                         Advisors Preferred                     0.112%
        LargeCap S&P 500 Index                  Advisors Preferred                     0.056%
        MidCap S&P 400 Index                    Advisors Preferred                     0.056%
        SmallCap S&P 600 Index                  Advisors Preferred                     0.056%
        Real Estate Securities                  Advisors Preferred                     0.056%
        Bond & Mortgage Securities              Advisors Preferred                     0.112%
        Partners LargeCap Blend                 Advisors Preferred                     0.112%
        Partners LargeCap Growth I              Advisors Preferred                     0.112%
        Partners LargeCap Growth II             Advisors Preferred                     0.112%
        Partners LargeCap Value                 Advisors Preferred                     0.112%
        Partners LargeCap Value I               Advisors Preferred                     0.112%
        Partners LargeCap Value II              Advisors Preferred                     0.112%
        Capital Preservation Fund               Advisors Preferred                     0.112%
        Partners LargeCap Blend I               Advisors Preferred                     0.112%
        International Fund I                    Advisors Preferred                     0.252%
        International Emerging Markets          Advisors Preferred                     0.252%
        Government Securities                   Advisors Preferred                     0.112%
        High Quality Short Term Bond            Advisors Preferred                     0.056%
        High Quality Long Term Bond             Advisors Preferred                     0.056%
        High Quality Int Term Bond              Advisors Preferred                     0.056%
        Money Market                            Advisors Preferred                     0.112%
        International Fund II                   Advisors Preferred                     0.252%
        Partners MidCap Growth                  Advisors Preferred                     0.112%
        Partners MidCap Value                   Advisors Preferred                     0.112%
        Partners SmallCap Value                 Advisors Preferred                     0.112%
        Partners SmallCap Growth I              Advisors Preferred                     0.112%
        Partners SmallCap Growth II             Advisors Preferred                     0.112%
        Partners SmallCap Growth III            Advisors Preferred                     0.112%
        Partners SmallCap Value I               Advisors Preferred                     0.112%
        Partners SmallCap Value II              Advisors Preferred                     0.112%
        Partners SmallCap Blend                 Advisors Preferred                     0.112%
        LargeCap Blend I                        Advisors Preferred                     0.112%
        Partners Large Cap Growth               Advisors Preferred                     0.112%
        LargeCap Value                          Preferred                              0.116%
        LargeCap Growth                         Preferred                              0.116%
        MidCap Blend                            Preferred                              0.116%
        MidCap Value                            Preferred                              0.116%
        MidCap Growth                           Preferred                              0.116%
        SmallCap Value                          Preferred                              0.116%
        SmallCap Blend                          Preferred                              0.116%
        SmallCap Growth                         Preferred                              0.116%
        LargeCap S&P 500 Index                  Preferred                              0.058%
        MidCap S&P 400 Index                    Preferred                              0.058%
        SmallCap S&P 600 Index                  Preferred                              0.058%
        Real Estate Securities                  Preferred                              0.058%
        Bond & Mortgage Securities              Preferred                              0.116%
        Partners LargeCap Blend                 Preferred                              0.116%
        Partners LargeCap Growth I              Preferred                              0.116%
        Partners LargeCap Growth II             Preferred                              0.116%
        Partners LargeCap Value                 Preferred                              0.116%
        Partners LargeCap Value I               Preferred                              0.116%
        Partners LargeCap Value II              Preferred                              0.116%
        Capital Preservation Fund               Preferred                              0.116%
        Partners LargeCap Blend I               Preferred                              0.116%
        International Fund I                    Preferred                              0.261%
        International Emerging Markets          Preferred                              0.261%
        Government Securities                   Preferred                              0.116%
        High Quality Short Term Bond            Preferred                              0.058%
        High Quality Long Term Bond             Preferred                              0.058%
        High Quality Int Term Bond              Preferred                              0.058%
        Money Market                            Preferred                              0.116%
        International Fund II                   Preferred                              0.261%
        Partners MidCap Growth                  Preferred                              0.116%
        Partners MidCap Value                   Preferred                              0.116%
        Partners SmallCap Value                 Preferred                              0.116%
        Partners SmallCap Growth I              Preferred                              0.116%
        Partners SmallCap Growth II             Preferred                              0.116%
        Partners SmallCap Growth III            Preferred                              0.116%
        Partners SmallCap Value I               Preferred                              0.116%
        Partners SmallCap Value II              Preferred                              0.116%
        Partners SmallCap Blend                 Preferred                              0.116%
        LargeCap Blend I                        Preferred                              0.116%
        Partners LargeCap Growth                Preferred                              0.116%
        LargeCap Value                          Select                                 0.108%
        LargeCap Growth                         Select                                 0.108%
        MidCap Blend                            Select                                 0.108%
        MidCap Value                            Select                                 0.108%
        MidCap Growth                           Select                                 0.108%
        SmallCap Value                          Select                                 0.108%
        SmallCap Blend                          Select                                 0.108%
        SmallCap Growth                         Select                                 0.108%
        LargeCap S&P 500 Index                  Select                                 0.054%
        MidCap S&P 400 Index                    Select                                 0.054%
        SmallCap S&P 600 Index                  Select                                 0.054%
        Real Estate Securities                  Select                                 0.054%
        Bond & Mortgage Securities              Select                                 0.108%
        Partners LargeCap Blend                 Select                                 0.108%
        Partners LargeCap Growth I              Select                                 0.108%
        Partners LargeCap Growth II             Select                                 0.108%
        Partners LargeCap Value                 Select                                 0.108%
        Partners LargeCap Value I               Select                                 0.108%
        Partners LargeCap Value II              Select                                 0.108%
        Capital Preservation Fund               Select                                 0.108%
        Partners LargeCap Blend I               Select                                 0.108%
        International Fund I                    Select                                 0.243%
        International Emerging Markets          Select                                 0.243%
        Government Securities                   Select                                 0.108%
        High Quality Short Term Bond            Select                                 0.054%
        High Quality Long Term Bond             Select                                 0.054%
        High Quality Int Term Bond              Select                                 0.054%
        Money Market                            Select                                 0.108%
        International Fund II                   Select                                 0.243%
        Partners MidCap Growth                  Select                                 0.108%
        Partners MidCap Value                   Select                                 0.108%
        Partners SmallCap Value                 Select                                 0.108%
        Partners SmallCap Value I               Select                                 0.108%
        Partners SmallCap Value II              Select                                 0.108%
        Partners SmallCap Growth I              Select                                 0.108%
        Partners SmallCap Growth II             Select                                 0.108%
        Partners SmallCap Growth III            Select                                 0.108%
        Partners SmallCap Blend                 Select                                 0.108%
        LargeCap Blend I                        Select                                 0.108%
        Partners LargeCap Growth                Select                                 0.108%